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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2007

                        NORTHEAST COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                    0-51852             06-178-6701
        -------------                     -------             -----------
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


325 HAMILTON AVENUE, WHITE PLAINS, NEW YORK                   10601
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (914) 684-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS
                  ------------

         On June 29, 2007, Northeast Community Bank (the "Bank"), the wholly owned subsidiary of Northeast Community Bancorp, Inc. (the "Company"), completed the sale of the Bank's branch office building located at 1353-1355 First Avenue, New York, New York. The terms of the sale were previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2006. For more information, see the Company's Press Release dated July 2, 2007, a copy of which is included in this Current Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

        (d)       Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release dated July 2, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORTHEAST COMMUNITY BANCORP, INC.
                                     ---------------------------------
                                     (Registrant)



Date: July 3, 2007                   By: /s/ Kenneth A. Martinek
                                         ---------------------------------------
                                         Kenneth A. Martinek
                                         Chairman, President and Chief Executive
                                         Officer